UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2018

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36688	47-1308512
(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue
Sioux Falls, South Dakota	57104
(Address of Principal Executive Offices)	(Zip Code)

(605) 334-2548
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                         Emerging growth company        ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                 ☐

Item 8.01. Other Events.

Doug Bass, Executive Vice President and Regional President of Great Western Bancorp, Inc. (the “Company”), adopted a stock trading plan in accordance with the guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended. Under Mr. Bass’ Rule 10b5-1 Sales Plan dated September 12, 2018, a broker-dealer is authorized to sell shares of the Company’s common stock held and acquired by Mr. Bass, through his participation in one or more of the Company’s equity compensation plans. Shares may be sold under the 10b5-1 Sales Plan on the open market at prevailing market prices. The broker-dealer is authorized to sell up to 2,122 shares of the Company’s common stock held and acquired by Mr. Bass, through his participation in one or more of the Company’s equity compensation plans. These shares will be sold under the 10b5-1 Sales Plan on the open market at prevailing market prices and subject to minimum price thresholds specified in the 10b5-1 Sales Plan. The Doug Bass 10b5-1 Sales Plan terminates on August 1, 2019.

Rule 10b5-1 permits corporate officers, directors and others to adopt written, pre-arranged stock trading plans when they are not in possession of material, non-public information. Using these plans, insiders may gradually diversify their investment portfolios and spread stock trades over a period of time regardless of any material, non-public information they may receive after adopting their plans. In accordance with the 10b5-1 rules, Mr. Bass will have no direction over the sales of his shares of common stock under the plan.

Any transactions under the 10b5-1 Plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission when due. Except as may be required by law, the Company does not undertake to report 10b5-1 trading plans by other officers or directors of the Company in the future, or to report modifications or terminations of any such plans, whether or not the plan was publicly announced, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: September 14, 2018	By:	/s/ Donald J. Straka
	Name:	Donald J. Straka
	Title:	General Counsel and Secretary